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           SECOND MODIFICATION OF MASTER CONSTRUCTION LOAN AGREEMENT

     THIS SECOND MODIFICATION, dated and effective as of May 12, 1998, is made and entered into by and between TRAMMELL CROW BTS, INC., a Delaware corporation having a notice address of 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201 ("Developer"), and KEYBANK NATIONAL ASSOCIATION, a national banking association having a notice address of 10 West Market Street, 9th Floor, Indianapolis, Indiana 46204 ("Bank").

                                      RECITALS:

     A. Developer and Bank entered into that certain Master Construction Loan Agreement, dated August 4, 1997, as modified by that certain First Modification of Master Construction Loan Agreement, dated September 15, 1997 (collectively, the "Loan Agreement").

     B. The parties hereto desire to further modify the Loan Agreement in accordance with the terms and conditions set forth herein.

                                      AGREEMENT

     NOW THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

     1. PARAGRAPH 1.01 OF THE LOAN AGREEMENT. Paragraph 1.01 of the Loan Agreement is hereby modified by:

          a.   Adding the following defined terms:

          "Affiliate Guarantor" shall mean each of Trammell Crow MW and Trammell Crow.

          "Affiliate Guarantor Completion Guaranty" shall mean a Trammell Crow Completion Guaranty or a Trammell Crow MW Completion Guaranty, as the context hereunder requires.

          "Affiliate Guarantor Transaction Guaranty" shall mean Trammell Crow Transaction Guaranty or a Trammell Crow MW Transaction Guaranty, as the context hereunder requires.

          "Trammell Crow" shall mean Trammell Crow Company, a Delaware corporation.

          "Trammell Crow Completion Guaranty" shall mean a Guaranty of Completion of Improvements pursuant to Construction Loan Agreement in the form attached hereto as EXHIBIT K, with blanks completed appropriately, given to the Bank with respect to a Project Loan by Trammell Crow, pursuant to which Trammell Crow guarantees the timely and lien-

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     free completion of the Improvements in respect of which such Project Loan is being made, as the same may be supplemented, modified or amended from time to time.

          "Trammell Crow Transaction Guaranty" shall mean a Transaction Guaranty in the form attached hereto as EXHIBIT L, with blanks completed appropriately, given to the Bank with respect to a Project Loan by Trammell Crow, pursuant to which Trammell Crow guarantees the obligations of the Borrower under such Project Loan, as the same may be supplemented, modified or amended from time to time.

          b. Substituting the following in lieu of the existing like defined terms:

          "Borrower" shall mean a limited liability company or a corporation which will be the owner of a Project and the borrower under the Project Loan made in respect of such Project. The managing member or sole shareholder, as the case may be, of each Borrower, shall be Developer.

          "Guarantors" shall mean Developer, Trammell Crow MW and Trammell Crow.

          "Project Loan Documents" shall mean this Agreement, the Project Agreement, the Project Note, the Mortgage, the Assignment of Rents, the Contract Assignment, the Collateral Assignment of Purchase Agreement, the Collateral Pledge Agreement, the Developer Guaranty, the Affiliate Guarantor Transaction Guaranty executed in connection therewith, the Affiliate Guarantor Completion Guaranty executed in connection therewith, the Mortgagor's Affidavit, the Environmental Indemnity and any and all other documents executed and/or delivered in connection with a Project Loan.

          "Trammell Crow MW Transaction Guaranty" shall mean a Transaction Guaranty in the form attached hereto as EXHIBIT L, with blanks completed appropriately, given to the Bank with respect to a Project Loan by Trammell Crow MW, pursuant to which Trammell Crow MW guarantees the obligations of the Borrower under such Project Loan, as the same may be supplemented, modified or amended from time to time.

          c.   Deleting the following defined terms:

               "Collateral Assignment of Certificate of Deposit"
               "Collateral Assignment of Purchase Agreement"
               "Project Certificate of Deposit"
               "Project Letter of Credit"

     2.   EXHIBITS.  The Loan Agreement is hereby modified by:

          a. Substituting EXHIBIT K attached to this Modification for EXHIBIT K attached to the Loan Agreement.

          b. Substituting EXHIBIT L attached to this Modification for EXHIBIT L attached to the Loan Agreement.

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     3.   SECTION 2.06 OF THE LOAN AGREEMENT.  Section 2.06 of the Loan
Agreement is hereby modified in its entirety to read as follows:

          2.06. PROJECT MATURITY DATE. The term of a Project Loan shall expire upon the earlier of (the "Project Loan Maturity Date"): (a) nine (9) months from its Closing Date, if such Closing Date occurs before May 1, 1998, and twelve (12) months from its Closing Date if such Closing Date occurs on or after May 1, 1998; or (b) the sale of the Project in respect of which such Project Loan was made pursuant to the Purchase Agreement for such Project, unless such Project Loan is sooner paid pursuant to the terms hereof.

     4. SECTION 3.01 OF THE LOAN AGREEMENT. Section 3.01 of the Loan Agreement is hereby modified in its entirety to read as follows:

          3.01. ORGANIZATION AND QUALIFICATION. Such Borrower is a duly formed and validly existing limited liability company or corporation, as the case may be, under the laws of the State of Delaware and is duly qualified to conduct business in the state in which the Project in respect of which such Project Loan is being made is located. If the Borrower is a limited liability company, the
     managing member of such Borrower is the Developer.   If the Borrower
     is a corporation, the sole shareholder of such Borrower is the Developer. Developer is a duly formed and validly existing corporation under the laws of the State of Delaware. The Affiliate Guarantor guaranteeing such Project Loan is a duly formed and validly existing corporation under the laws of the State of Delaware.

     5. SECTION 3.03 OF THE LOAN AGREEMENT. Section 3.03 of the Loan Agreement is hereby modified in its entirety to read as follows:

          3.03. CONFLICT WITH OTHER INSTRUMENTS. Neither the execution and delivery of the Project Loan Document for such Project Loan to which it is a party, nor consummation of the transactions contemplated thereby, nor compliance with the terms, conditions and provisions thereof will conflict with or result in a breach of any of the terms, conditions or provisions of the articles of organization or operating agreement of such Borrower if such Borrower is a limited liability company, or the certificate of incorporation or by-laws of such Borrower if Borrower is a corporation, whichever the case may be, or, to Borrower's actual knowledge, any law or any regulation, order, writ, injunction or decree of any court or Governmental Authority or any agreement or instrument to which such Borrower is a party or by which such Borrower or its properties or assets (including the Project in respect of which such Project Loan is being made) are subject to or bound, or constitute a default thereunder or result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature whatsoever upon any of the property of such Borrower (including the Project in respect of which such Project Loan is being made) pursuant to the terms of any such agreement or instrument, except as created by such Project Loan Documents.

     6. SUBPARAGRAPH 4.01(a) OF THE LOAN AGREEMENT. Subparagraph 4.01(a) of the Loan Agreement is hereby modified in its entirety to read as follows:

                i. If such Borrower is a limited liability company, a copy of the articles of organization of such Borrower, together with any amendments to such agreement, filed with the appropriate Governmental Authorities of the State of Delaware, or if such Borrower is a corporation, a copy of the certificate of incorporation of such Borrower, together with any amendments to such agreement, filed with the appropriate Governmental Authorities of the State of Delaware;

               ii. If such Borrower is a limited liability company, a copy of the operating agreement of such Borrower, together with any amendments to such agreement, or if such Borrower is a corporation, a copy of the by-laws of such Borrower, together with any amendments to such by-laws;

               iii. An original Certificate of Existence for such Borrower issued by the Secretary of State of Delaware bearing a recent date;

               iv. An original Certificate of Qualification for such Borrower as a foreign limited liability company or corporation, whichever the case may be, doing business in the state in which the Project in respect of which such Project Loan is being made is located issued by the Secretary of State of such state;

               v. A copy of the articles of incorporation for Developer, together with any and all amendments thereto;

               vi. A copy of the by-laws of Developer, together with any and all amendments thereto;

               vii. An original Certificate of Existence for Developer issued by the Secretary of State of Delaware bearing a recent date;

               viii. A copy of the resolutions of the Board of Directors of Developer authorizing the execution of the Project Loan Document for such Project Loan by Developer on behalf of such Borrower and the execution of the Developer Guaranty and the Environmental Indemnity Agreement for such Project by Developer in its individual capacity;

               ix. A copy of the certificate of incorporation for the Affiliate Guarantor guaranteeing such Project Loan, together with any and all amendments thereto, filed with the appropriate Governmental Authorities of the State of Delaware;

               x. A copy of the by-laws of the Affiliate Guarantor guaranteeing such Project Loan, together with any and all amendments thereto;

               xi. An original Certificate of Existence for the Affiliate Guarantor guaranteeing such Project Loan issued by the Secretary of State of Delaware bearing a recent date; and

               xii. A copy of the resolutions of the Board of Directors of the Affiliate Guarantor guaranteeing such Project Loan authorizing the execution of the Affiliate Guarantor Completion Guaranty and the Affiliate Guarantor Transaction Guaranty by such Affiliate Guarantor in its individual capacity.

     7. SUBPARAGRAPH 4.01 (e)(iv) OF THE LOAN AGREEMENT. Section 4.01 of the Loan Agreement is hereby amended by deleting Subparagraph 4.01 (e)(iv) of the Loan Agreement.

     8. SUBPARAGRAPH 4.01(e)(vii) AND SUBPARAGRAPH 4.01 (e)(ix) OF THE LOAN AGREEMENT. Subparagraph 4.01 (e)(vii) and Subparagrah 4.01(e)(ix) of the Loan Agreement are hereby modified in their entirety to read as follows:

               vii. If the Closing of such Project Loan occurs prior to May 1, 1998, a Trammell Crow MW Completion Guaranty, pursuant to which Trammell Crow MW shall have guaranteed the timely lien free completion of the Improvements forming a part of such Project, or if the Closing of such Project Loan occurs on or after May 1, 1998, a Trammell Crow Completion Guaranty pursuant to which Trammell Crow shall have guaranteed the timely lien free completion of the Improvements forming a part of such Project.

               ix. If the Closing of such Project Loan occurs prior to May 1, 1998, a Trammell Crow MW Transaction Guaranty pursuant to which Trammell Crow MW shall have guaranteed the obligations of the Borrower in respect of such Project Loan in accordance with the terms thereof, or if the Closing of such Project Loan occurs on or after May 1, 1998, a Trammell Crow Transaction Guaranty pursuant to which Trammell Crow shall have guaranteed the obligations of the Borrower in respect of such Project Loan in accordance with the terms thereof.

     9. SECTION 4.01(z) OF THE LOAN AGREEMENT. Section 4.01 of the Loan Agreement is hereby modified by deleting subparagraph (z) thereof.

     10. SECTION 8.01 OF THE LOAN AGREEMENT. Section 8.01 of the Loan Agreement is hereby amended to add the following subparagraph 8.01 (t):

               t. Developer sells, assigns, hypothecates or otherwise transfers its interest in such Borrower.

     11. SECTION 8.04 OF THE LOAN AGREEMENT. Section 8.04 of the Loan Agreement is hereby deleted in its entirety.

     12. SECTION 9.05 OF THE LOAN AGREEMENT. The notice address for developer and the Borrower is hereby amended to: c/o Trammell Crow BTS, Inc., 7535 East Hampden Road, Suite 650, Denver, Colorado 80231-4845.

     13. SECTION 9.11 OF THE LOAN AGREEMENT. Section 9.11 of the Loan Agreement is hereby modified in its entirety to read as follows:

          9.11. GOVERNING LAW. BY ACCEPTANCE OF A PROJECT LOAN, THE BORROWER THEREUNDER AGREES WITH BANK THAT, EXCEPT AS EXPRESSLY SET FORTH IN THE DEED OF TRUST AND THE ASSIGNMENT OF RENTS AND THE OTHER PROJECT LOAN DOCUMENTS FOR SUCH PROJECT LOAN, THE LAW OF THE STATE OF INDIANA SHALL GOVERN ALL MATTERS RELATING TO THIS AGREEMENT AND THE OTHER PROJECT LOAN DOCUMENTS IN RESPECT OF SUCH PROJECT LOAN AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS OF SUCH BORROWER ARISING HEREUNDER OR THEREUNDER. SUCH BORROWER BY ITS ACCEPTANCE OF SUCH PROJECT LOAN
     (a) SHALL BE SUBJECT TO PERSONAL JURISDICTION IN THE STATE OF INDIANA AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN STATE OF INDIANA (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) FOR THE ENFORCEMENT OF SUCH BORROWER'S OBLIGATIONS HEREUNDER AND UNDER THE OTHER PROJECT LOAN DOCUMENTS FOR SUCH PROJECT LOAN AND (b) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF SUCH ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE SUCH OBLIGATIONS OF SUCH BORROWER. BY ACCEPTANCE OF ITS PROJECT LOAN, SUCH BORROWER WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER PROJECT LOAN DOCUMENTS FOR SUCH PROJECT LOAN (x)THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS AGREEMENT AND SUCH OTHER PROJECT LOAN DOCUMENTS MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (y) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, OR
     (z) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. NOTHING IN THIS SECTION 9.11 SHALL BE DEEMED TO PRECLUDE BANK FROM FILING ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF THIS AGREEMENT OR SUCH OTHER PROJECT LOAN DOCUMENTS IN THE STATE OF COLORADO OR THE STATE WHERE SUCH PROJECT IS LOCATED OR THE FEDERAL COURTS OF THE UNITED

     STATES OF AMERICA LOCATED IN THE STATE OF COLORADO OR THE STATE WHERE SUCH PROJECT IS LOCATED.

     14. SECTION 9.16 OF THE LOAN AGREEMENT. Section 9.16 of the Loan Agreement is hereby modified in its entirety to read as follows:

          9.16. DEVELOPER'S COVENANTS. Developer covenants that from the date hereof through the Project Loan Commitment Expiration Date and thereafter until all Project Loans have been paid in full, Developer will furnish to Bank within ninety (90) days after the end of each fiscal year of Developer, annual financial statements of Developer, which financial statements shall be reviewed by certified public accountants acceptable to Lender and certified as to accuracy by an officer thereof, and shall include a balance sheet, statement of income and retained earnings and a statement of cash flows, with accompanying notes to financial statements, shall be prepared in accordance with generally accepted accounting principles on a basis consistent with prior years and shall otherwise be in form satisfactory to the Bank.

     15. EXPENSES. Borrower shall pay all costs incidental to this Modification, including but not limited to title insurance, survey charges, reasonable attorneys' fees, appraisals, insurance, inspecting engineers' and/or architect's fees, environmental fees, and all other incidental expenses of Bank.

     16. REPRESENTATIONS AND WARRANTIES. Developer hereby represents and warrants to Bank that there does not presently exist any default under the Loan Agreement or any event which with the notice or lapse of time or both would constitute a default under the Loan Agreement and that each of the representations and warranties set forth in the Loan Agreement remain true and correct as of the date hereof, except to the extent said representations and warranties specifically apply to those items explicitly modified by or otherwise disclosed in this Modification, and each of said representations and warranties is hereby incorporated herein by reference and modified as necessary to apply to and cover the undertakings of Developer evidenced by this Modification.

     17. CONTINUING EFFECT. All other terms, conditions, provisions, representations and warranties set forth in the Loan Agreement not specifically relating to those items explicitly modified by or otherwise disclosed in this Modification shall remain unchanged and shall continue in full force and effect. This Modification shall, wherever possible, be construed in a manner consistent with the Loan Agreement; provided, however, in the event of any irreconcilable inconsistency between the terms of this Modification and the terms of the Loan Agreement, the terms of this Modification shall control.

     18. WAIVER. No provision hereof shall constitute a waiver of any of the terms or conditions of the Loan Agreement, other than those terms or conditions explicitly modified or otherwise affected hereby.

     IN WITNESS WHEREOF, Developer and Bank have caused this Second Modification of Master Construction Loan Agreement to be duly executed as of the date and year first above written.

                                   "DEVELOPER"

                              TRAMMELL CROW BTS, INC.,
                              a Delaware corporation


                              By: /s/ Lucy L. Dineen
                                 -----------------------------------

                              Printed: Lucy L. Dineen
                                      ------------------------------

                              Title: Vice President
                                    --------------------------------

                                   "BANK"

                              KEYBANK NATIONAL ASSOCIATION


                              By:  /s/ Theodore J. Lewis
                                  -----------------------------------

                              Printed: Theodore J. Lewis
                                      -------------------------------

                              Title: Vice President
                                    ---------------------------------


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